Filed pursuant to Rule 497(a)

File No. 333-203147

Rule 482ad

NEWS RELEASE Contacts: Main Street Capital Corporation Dwayne L. Hyzak, President & COO, dhyzak@mainstcapital.com Brent D. Smith, CFO, bsmith@mainstcapital.com 713-350-6000

Dennard • Lascar Associates
Ken Dennard | ken@dennardlascar.com
Mark Roberson | mroberson@dennardlascar.com
713-529-6600

Main Street Announces New Direct Stock Purchase Program

HOUSTON — July 18, 2017 — Main Street Capital Corporation (NYSE: MAIN) (“Main Street”) is pleased to announce that it has adopted a direct stock purchase program (“DSPP”).  The DSPP enables stockholders and new investors to purchase shares of Main Street common stock directly from Main Street.

The DSPP is a component of Main Street’s Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”).  American Stock Transfer & Trust Company LLC (“AST”), Main Street’s transfer agent and registrar, is the administrator of the Plan.  Stockholders and new investors may obtain a copy of the Plan, the Plan prospectus and enrollment information and forms by contacting AST at (866)-706-8371 or visiting AST’s website at www.astfinancial.com.  All stockholders and new investors considering enrollment in the Plan should carefully review the terms of the Plan, the Plan prospectus, including the investment objectives, business strategies and risks described therein, and consult with their advisors as to the implications of enrollment in the Plan.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

ABOUT MAIN STREET CAPITAL CORPORATION

Main Street (www.mainstcapital.com) is a principal investment firm that primarily provides long-term debt and equity capital to lower middle market companies and debt capital to middle market companies.  Main Street’s portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors.  Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives within its lower middle market portfolio.  Main Street’s lower middle market companies generally have annual revenues between $10 million and $150 million.  Main Street’s middle market debt investments are made in businesses that are generally larger in size than its lower middle market portfolio companies.

Main Street’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “MAIN.” In addition, Main Street has outstanding 6.125% Notes due 2023, which trade on the NYSE under the symbol “MSCA.”

DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN

Main Street’s Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”) is designed to give holders of shares of our common stock and new investors a convenient and economical way to acquire shares of our common stock by reinvesting all or a portion of the cash dividends paid on their shares of our common stock to purchase additional shares of our common stock (the “Dividend Reinvestment Program” or “DRIP”) and by making optional cash payments to purchase shares of our common stock directly from us (the “Direct Stock Purchase Program” or “DSPP”).  The summary of the Plan on this website is not complete and is qualified in its entirety to the full text of the Plan, the Plan prospectus filed with the Securities and Exchange Commission and related information discussed below.

PLAN ADMINISTRATOR

We have appointed American Stock Transfer & Trust Company LLC (“AST”), our transfer agent and registrar, as administrator of the Plan.  You may obtain a copy of the Plan, the Plan prospectus and enrollment information and forms by contacting AST at (866)-706-8371 or visiting AST’s website at www.astfinancial.com.

DIVIDEND REINVESTMENT PROGRAM

The DRIP provides registered stockholders who hold their shares with AST and stockholders holding shares of our common stock through certain brokerage firms that have elected to participate in the DRIP the ability to purchase additional shares of our common stock automatically by reinvesting all or a portion of their cash dividends paid on shares of our common stock.  The DRIP is an “opt-out” program.  Therefore, if we declare a cash dividend, registered stockholders and stockholders holding shares through participating brokerage firms who have not elected to receive dividends in cash will have their cash dividend automatically reinvested into additional shares of our common stock.  Non-participating brokerage firms and other financial intermediaries may provide a similar dividend reinvestment program.

DIRECT STOCK PURCHASE PROGRAM

The DSPP provides new and existing stockholders the ability to purchase shares of our common stock directly from us without paying any trading fees, brokerage commissions or service fees.  Initial investments of shares may be made between $250 (or $100 if you are a registered stockholder or you sign up for automatic monthly investments) and $25,000, and subsequent investments may be made between $100 and $25,000 per month.  You can make optional cash investments by check or by authorizing a one-time debit or automatic monthly deductions from your bank checking or savings account.

FEES AND COMMISSIONS

You will not pay any trading fees, brokerage commissions or service fees on common stock purchased through the Plan.  You will, however, be responsible for any trading fees, brokerage commissions or service fees paid in connection with your sale of shares from the Plan and for other actions as described in the Plan.

PLAN INFORMATION

Description	Format
Dividend Reinvestment and Direct Stock Purchase Plan
Plan Administrator Website for Information and Enrollment
Dividend Reinvestment Plan Election to Opt out Form
Plan Prospectus